================================================================================

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                              SMARTIRE SYSTEMS INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:


[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

================================================================================

                              SMARTIRE SYSTEMS INC.
                         Suite #150, 13151 Vanier Place
                   Richmond, British Columbia, Canada V6V 2J1


       NOTICE OF ANNUAL AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

On Friday, December 14, 2001, SmarTire Systems Inc. (the "Company") will hold its 2001 Annual and Extraordinary General Meeting of Shareholders (the "Meeting") at the offices of Clark, Wilson, 7th Floor Boardroom, 885 West Georgia Street, Vancouver, British Columbia, Canada. The Meeting will begin at 9:00 a.m., Vancouver time.

At the Meeting, the Shareholders will be asked:

1.      To receive and consider the Report of the Directors to the Shareholders;

2. To receive and consider the financial statements of the Company together with the auditor's report thereon for the fiscal year ended July 31, 2001;

3. To appoint the auditor for the Company to hold office until the next annual general meeting of the Company;

4. To authorize the directors to fix the remuneration to be paid to the auditors;

5. To consider and, if thought fit, to approve an ordinary resolution to set the number of directors at six (6);

6. To elect directors to hold office until the next annual general meeting of the Company;

7.     To consider, and if thought fit, to approve a special resolution that:

       (a) pursuant to Section 37 of the Company Act (British Columbia), the directors be authorized to apply for a Certificate of Continuance under Section 190 of the Business Corporations Act (Yukon Territory);

       (b) the Memorandum of the Company be amended by substituting for all the provisions thereof the provisions set out in the Articles of Continuance;

       (c) any one of the directors or officers be authorized to execute all documents necessary to complete the application for a Certificate of Continuance under Section 190 of the Business Corporations Act (Yukon Territory);

       (d) upon enactment by the directors, By-law No. 1, being a by-law relating generally to the transaction of the business and affairs of the Company, be sanctioned and confirmed;

8. To consider, and if thought fit, to approve an ordinary resolution approving the sale and issuance of a number of Common Shares (and/or securities convertible into Common Shares calculated on an as converted basis) equal to not more than 40% of the issued and outstanding Common Shares on the date hereof, at a price per share equal to not less than 80% of the fair market value of the Common Shares, calculated in accordance with the standards related to Rule 4350 of the Nasdaq Marketplace Rules, on such terms and conditions as the Board of Directors deems appropriate.

Your Board of Directors recommends that you vote in favor of the proposals outlined in this Proxy Statement and Information Circular.

At the Meeting, the Company will also report on its fiscal 2001 business results and other matters of interest to Shareholders.

A Proxy Statement and Information Circular and Proxy Form accompany this Notice of Meeting. These documents provide additional information relating to the matters to be dealt with at the Meeting and form part of this Notice of Meeting.

The share transfer books of the Company will not be closed, but the Board of Directors has fixed November 5, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Each registered Shareholder at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the accompanying Proxy Statement and Information Circular.

If you are unable to attend the Meeting in person, please complete, sign and date the enclosed Proxy Form and return the same in the enclosed return envelope provided for that purpose. If you receive more than one Proxy Form because you own shares registered in different names or addresses, each Proxy Form should be completed and returned. The completed form of proxy must be received by Pacific Corporate Trust Company not later than 48 hours prior to the commencement of the Meeting (or if adjourned or postponed, any reconvening thereof), at 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, or by fax at (604) 689-8144.

You may also vote your shares not later than 48 hours prior to the commencement of the Meeting (or if adjourned or postponed, any reconvening of thereof) through Pacific Corporate Trust Company's Internet or Telephone Voting Services. Internet voting can be completed online at http://www.stocktronics.com/webvote. Telephone voting can be completed by calling 1-888-Tel-Vote (1-888-835-8683). If you choose to vote your shares through the Internet or Telephone Voting Services, you will be required to provide your confidential personal identification number (PIN) specified on the enclosed Proxy Form.

The Chairman of the Meeting has the discretion to accept proxies filed, or votes effected through the Internet or Telephone Votive Services, less than 48 hours prior to the commencement of the Meeting (or, if adjourned or postponed, any reconvening thereof).

DATED at Richmond, British Columbia, this 5th day of November, 2001.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ ROBERT V. RUDMAN
--------------------------------
ROBERT V. RUDMAN,
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                  PLEASE VOTE.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

                              SMARTIRE SYSTEMS INC.
                            #150, 13151 VANIER PLACE,
                   RICHMOND, BRITISH COLUMBIA, CANADA V6V 2J1


                    PROXY STATEMENT AND INFORMATION CIRCULAR

                        IN CONNECTION WITH THE ANNUAL AND
                   EXTRAORDINARY GENERAL MEETING TO BE HELD ON
                                DECEMBER 14, 2001

             (As at October 15, 2001 except as otherwise indicated)



MANAGEMENT SOLICITATION

This Proxy Statement and Information Circular is furnished to the members (the "Shareholders") by the Board of Directors of SmarTire Systems Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual and Extraordinary General Meeting (the "Meeting") of the Shareholders to be held at 9:00 a.m. (Vancouver time) on Friday, December 14, 2001, at the offices of Clark, Wilson, 7th Floor Board Room, 885 West Georgia Street, Vancouver, British Columbia, Canada, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual and Extraordinary General Meeting of Shareholders (the "Notice of Meeting").

The solicitation will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company does not reimburse Shareholders, nominees or agents for the cost incurred in obtaining from their principal authorization to execute forms of proxy; except that the Company has requested brokers and nominees who hold stock in their respective names to furnish this proxy material to their customers, and the Company will reimburse such brokers and nominees for their related out of pocket expenses. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation will be borne by the Company.

References in this Proxy Statement and Information Circular to "member" or "Shareholder" or "Shareholders" are references to the holder or holders of record of shares of common stock without par value of the Company (the "Common Shares").

This Proxy Statement and Information Circular and the accompanying Proxy Form are being delivered to Canadian and United States intermediaries holding Common Shares on behalf of another person or corporation, and are being mailed on or about November 9, 2001 to all registered Shareholders as of the close of business on November 5, 2001 (the "Record Date").

The principal executive offices of the Company are located at Suite #150, 13151 Vanier Place, Richmond, British Columbia, Canada, V6V 2J1.

All references in this Proxy Statement and Information Circular to dollars or $ are to United States dollars, unless otherwise specified.

VOTING AND REVOCABILITY OF PROXIES

The authorized capital of the Company consists of: 200,000,000 Common Shares without par value, and 20,000 Preferred Shares with a par value of CDN$1,000 per share. As of October 15, 2001, there were 15,159,369 issued and outstanding Common Shares and no issued or outstanding Preferred Shares. The record date for determining the names of Shareholders entitled to receive the Notice of Meeting and to vote at the Meeting is the close of business on November 5, 2001.

Holders of Common Shares are entitled to vote at the Meeting. A Shareholder is entitled to one vote for each Common Share that such Shareholder holds on the Record Date on the proposals to be acted upon at the Meeting and any other matter to come before the Meeting.

Shareholders personally present, being not less than two and who hold or represent by proxy in the aggregate not less than one-tenth of the issued capital of the Company entitled to vote, constitute a quorum. Abstentions are considered present for purposes of determining whether the quorum requirement is met. All proposals, other than a special resolution, require the affirmative vote by a simple majority of the votes cast in person or by proxy at the Meeting.

The persons named as proxyholders (the "designated persons") in the enclosed form of proxy were designated by the directors of the Company. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) (WHICH MAY BE A CORPORATION) TO ATTEND AND ACT FOR AND ON BEHALF OF THAT SHAREHOLDER AT THE MEETING, OTHER THAN THE DESIGNATED PERSONS IN THE ENCLOSED FORM OF PROXY. TO EXERCISE THIS RIGHT, THE SHAREHOLDER MAY DO SO BY STRIKING OUT THE PRINTED NAMES AND INSERTING THE NAME OF SUCH OTHER PERSON AND, IF DESIRED, AN ALTERNATE TO SUCH PERSON IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

In order to be voted, the completed form of proxy must be received by Pacific Corporate Trust Company not later than 48 hours prior to the commencement of the Meeting (or if adjourned or postponed, any reconvening thereof), at 10th Floor, 625 Howe Street, Vancouver, British Columbia, V6C 3B8, or by fax at (604) 689-8144. However, the Chairman of the Meeting has the discretion to accept proxies filed less than 48 hours prior to the commencement of the Meeting (or if adjourned or postponed, any reconvening thereof).

A proxy may not be valid unless it is dated and signed by the Shareholder who is giving it or by that Shareholder's attorney-in-fact duly authorized by that Shareholder in writing or, in the case of a corporation, dated and executed by any duly authorized officer of, or attorney-in-fact for, the corporation. If a form of proxy is executed by an attorney-in-fact for an individual Shareholder or joint Shareholders or by an officer or attorney-in-fact for a corporate Shareholder, the instrument so empowering the officer or attorney-in-fact, as the case may be, or a notarial copy thereof, should accompany the form of proxy.

A Shareholder who has given a proxy may revoke it at any time, before it is exercised, by an instrument in writing (a) executed by that Shareholder or by that Shareholder's attorney-in-fact authorized in writing or, where that Shareholder is a corporation, by a duly authorized officer of, or attorney-in-fact for, the corporation; and (b) delivered either (i) to the registered office of the Company at Suite 800 - 885 West Georgia Street, Vancouver, British Columbia, V6C 3H1 (Attention: Bernard Pinsky) at any time up to and including the last business day preceding the day of the Meeting or, if adjourned or postponed, any reconvening thereof, or (ii) to the Chairman of the Meeting prior to the vote on matters covered by the proxy on the day of the Meeting or, if adjourned or postponed, any reconvening thereof; or in any other manner provided by law. Also, a proxy will automatically be revoked by either
(i) attendance at the Meeting and participation in a poll (ballot) by a Shareholder or (ii) submission of a subsequent proxy in accordance with the foregoing procedures. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

IN THE ABSENCE OF ANY INSTRUCTIONS, THE DESIGNATED PERSONS OR OTHER PROXY AGENT NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER'S VOTES ON ANY POLL (BALLOT) FOR THE APPROVAL OF ALL THE MATTERS IN THE ITEMS SET OUT IN THE FORM OF PROXY AND IN FAVOR OF EACH OF THE NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS.

The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to other matters which may properly come before the Meeting, including any amendments or variations to any matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the date of this Proxy Statement and Information Circular, management of the Company knew of no such amendments, variations, or other matters to come before the Meeting.

In the case of abstentions from or withholding of the voting of shares on any matter, the shares which are the subject of the abstention or withholding ("non-voted shares") will be counted for determination of a quorum, but will not be counted as affirmative or negative on the matter to be voted upon.

No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement and Information Circular in connection with the solicitation of proxies and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. The delivery of this Proxy Statement and Information Circular shall not create, under any circumstances, any implication that there has been no change in the information set forth herein since the date of this Proxy Statement and Information Circular. This Proxy Statement and Information Circular does not constitute the solicitation of a proxy by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

                                   PROPOSAL 1
                             APPOINTMENT OF AUDITOR

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the appointment of KPMG LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Company to hold office for the ensuing year. Shares represented by proxies which are marked "Withhold" with respect to the appointment of the auditor will be counted for determination of a quorum, but will not be counted as either an affirmative vote for or a negative vote against such appointment.

KPMG LLP were first appointed auditor of the Company on April 29, 1994. Representatives of KPMG LLP are expected to be present at the Meeting but not expected to make a statement. However, they are expected to be available to respond to appropriate questions.

The Audit Committee has considered whether the provision of the services with respect to financial information systems design and implementation, and all other services provided by the auditor are compatible with maintaining the principal accountant's independence.

AUDIT FEES

The aggregate fees billed by KPMG L.L.P. for professional services rendered for the audit of our annual financial statements included on Form 10-KSB for the fiscal year ended July 31, 2001, and for the review of our financial statements included on Form 10-QSB for the quarters ended October 31, 2000, January 31, 2001 and April 30, 2001, were CDN$109,070.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

During the fiscal year ended July 31, 2001, our principal accountant did not render any non-audit professional services in respect of financial information system design and implementation, such as directly or indirectly operating or supervising the operation of the Company's information system, managing the Company's local area network or implementing its hardware or software system.

ALL OTHER FEES

For the fiscal year ended July 31, 2001, the aggregate fees billed by KPMG L.L.P. for other non-audit professional services, other than those services listed above, totalled CDN$133,952.

                                   PROPOSAL 2
        AUTHORIZATION FOR BOARD OF DIRECTORS TO FIX AUDITOR REMUNERATION

Under the Company Act (British Columbia), the remuneration of the auditor of the Company must be set by ordinary resolution of the Shareholders or, if the

Shareholders so resolve, by the Board of Directors. In order to provide the Company with the necessary flexibility to effectively manage the engagement of the auditor, it is important that the Board of Directors have the authority to negotiate and fix the remuneration to be paid to the auditor in connection with the services to be provided to the Company. Accordingly, the following ordinary resolution will be presented for approval at the Meeting:

"BE IT RESOLVED THAT:

       (a) the Board of Directors be and is hereby authorized to fix the remuneration to be paid to the auditor, as appointed by ordinary resolution of the Shareholders, in connection with the services to be provided to the Company by such auditor; and

       (b) the Board of Directors be and is hereby authorized to delegate to any one senior officer of the Company the authority to negotiate and enter into an agreement with the Company's auditor with respect to the services to be provided by it to the Company, and the remuneration to be paid to the auditor for such services, on such terms and conditions as the senior officer deems fair and reasonable."

                                   PROPOSAL 3
                      DETERMINATION OF NUMBER OF DIRECTORS

Under the Company's Articles, the Company may have not less than three (3) and not more than twenty (20) directors. Unless the number of directors is fixed by ordinary resolution of the Shareholders, the number of directors may be determined within this range by resolution of the Board of Directors. By Shareholders' resolution adopted at the last annual general meeting of the Company, the number of directors was set at six (6). There are currently six (6) members of the Board of Directors. Management proposes that the number of directors be set at six (6). Accordingly, the following ordinary resolution will be presented for approval by the Shareholders at the Meeting:

"BE IT RESOLVED THAT the number of directors be and is hereby set at six (6)."

                                   PROPOSAL 4
                              ELECTION OF DIRECTORS

The directors of the Company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, the enclosed proxy will be voted for all of the six current directors, each of whom management proposes to nominate. Shares represented by proxies which are marked "Withhold" with respect to the election of any nominee will be counted for determination of a quorum, but will not be counted as either an affirmative vote for such nominee or a negative vote against the nominee.

Advance notice of the Meeting inviting nominations for directors of the Company was published in The Province newspaper in Vancouver, British Columbia, on October

18, 2001 in accordance with Section 111 of the Company Act (British Columbia), and delivered to the British Columbia Securities Commission on October 18, 2001 in accordance with National Policy No. 41 of the Canadian Securities Administrators. The following information regarding the Company's directors is relevant to your consideration of the nominees proposed by management:

                                                                                              DATE ON WHICH
                                                                                               THE NOMINEE
                                                                                                 BECAME A
NAME, COUNTRY OF ORDINARY        PRINCIPAL OCCUPATION OR EMPLOYMENT           AGE AS AT        DIRECTOR OF
 RESIDENCE AND POSITION           AND, IF NOT AN ELECTED DIRECTOR,           OCTOBER 15,          THE
  HELD WITH THE COMPANY        OCCUPATION DURING THE PAST FIVE YEARS            2001            COMPANY
---------------------------- --------------------------------------------- ----------------- ----------------
LAWRENCE BECERRA (1)         Principal and founder of West Sussex                 49           March 30/98
United Kingdom               Trading, Inc.
DIRECTOR

JOHN BOLEGOH                 Technical Support Manager, SmarTire Systems          57            Dec. 2/93
Canada                       Inc.
TECHNICAL SUPPORT MANAGER
and DIRECTOR

KEVIN CARLSON (1)            Chief Financial Officer, Managing Director           40            Dec 17/98
Canada                       and Corporate Secretary, SmarTire Systems
CHIEF FINANCIAL OFFICER,     Inc.
MANAGING DIRECTOR,
CORPORATE SECRETARY and
DIRECTOR

BERNARD PINSKY (2)           Lawyer and partner at Clark, Wilson.                 47           Aug. 19/98
Canada
DIRECTOR

ROBERT RUDMAN (2)            President, Chairman and Chief Executive              54           Sept. 22/93
Canada                       Officer, SmarTire Systems Inc.
PRESIDENT, CHAIRMAN, CHIEF
EXECUTIVE OFFICER and
DIRECTOR

WILLIAM Cronin (1)(2)        Owner of Madison Financial Services                  54            June 7/01
United States
DIRECTOR

(1)    Member of the Compensation Committee

(2)    Member of the Audit Committee.

BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION OF DIRECTORS, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The present and principal occupations of the Company's directors and executive officers during the last five years are set forth below:

LAWRENCE BECERRA:

        Mr. Becerra has been a Director of the Company since March 30, 1998. He has an extensive background in international finance. Since 1996, he has been the principal and founder of West Sussex Trading, Inc. which is involved in corporate finance activities. Between 1992 and 1995 Mr. Becerra was the Senior Proprietary Trader promoted from the position of Manager of European Money Market Trading for Goldman Sachs International in London, England. Between 1987 and 1992 Mr. Becerra was the Managing Director for Czarnikow Financial Futures. Between 1984 and 1987, he held the position of Senior Trader with TransMarket Group, Inc. Between 1976 and 1984, Mr. Becerra worked for Continental Bank in London and ended his tenure as the Executive Director representing all trading activities for the company. He attended Middlebury College in Middlebury, Vermont between 1970 and 1974 and Hackley School in Tarrytown, New York between 1968 and 1970.

JOHN BOLEGOH:

        Mr. Bolegoh has held a number of positions with the Company and has been a Director since 1993. Mr. Bolegoh has an extensive background in tire product engineering, including twenty years with Michelin Technical Services Canada Limited in positions of increasing responsibility. Mr. Bolegoh joined the Company in 1991. His responsibilities include defining necessary product capabilities and designs for entering various markets; establishing contacts to promote awareness of the Company's technologies; locating and exploring business possibilities with potential distributors; and providing customer relations, problem solving, training and sales assistance. Mr. Bolegoh specialized in mechanical technology at the Hamilton Institute of Technology in Hamilton, Ontario.

KEVIN CARLSON:

        Mr. Carlson joined the Company as Chief Financial Officer in November 1998 and has served as a Director since December, 1998. Mr. Carlson is responsible for all of the Company's financial and related functions, including Finance, Treasury, Accounting, Taxation, Legal, Management Information Systems and Administration. Effective April 1, 2000 Mr. Carlson assumed the additional responsibilities of General Manager and is responsible for all operating activities of the Company's Richmond office. As of December 2000, Mr. Carlson became the Managing Director responsible for all North American operations. Prior to joining the Company, Mr. Carlson was Chief Financial Officer of ID Biomedical Corporation, a publicly traded biotechnology company. Previously, he was Chief Financial Officer for three other publicly traded companies. Mr. Carlson spent eight years with KPMG in Calgary, Alberta. In addition to his Chartered Accountancy designation, Mr. Carlson holds a Bachelor of Commerce degree from the University of Calgary.

WILLIAM CRONIN:

        Mr. Cronin has been a Director since June 7, 2001 and previously served as a Director from November 17, 1995 to April 25, 1998. He is the owner of Madison Financial Services, a registered investment adviser firm located in Madison, CT, specializing in tax, pension investing planning strategies and portfolio management. Mr. Cronin has a degree in political science and has been in the financial services field for over 20 years.

BERNARD PINSKY:

        Mr. Pinsky has served as a Director since August 19, 1998. He is a partner practicing corporate/securities law at Clark, Wilson, one of Vancouver's most established and respected law firms. Mr. Pinsky was called to the British Columbia Bar in 1980, and was admitted to practice law in California in 1999. He has advised a variety of public and private companies on legal matters related to acquisitions, mergers, takeovers, initial public offerings, secondary financings, public company disclosure requirements and stock exchange practice. Mr. Pinsky has been corporate and securities counsel for the Company since 1993.

ROBERT RUDMAN:

        Mr. Rudman has served as a Director since September 22, 1993. He is a Chartered Accountant with 15 years of experience assisting public companies, especially on the Vancouver Stock Exchange (now the Canadian Venture Exchange). Mr. Rudman joined the Company in March 1993 as the Chief Financial Officer after serving as an independent financial consultant for several months. He was appointed Chief Executive Officer of the Company on January 19, 1996, and served as President from January 19, 1996 to June 4, 1999, when he was appointed Chairman of the Board. Mr. Rudman was reappointed President of the Company effective April 1, 2000. Prior to joining the Company, Mr. Rudman was manager of a California based sales contract financing firm. Previously, he was a partner in a consulting firm providing professional assistance to publicly traded companies. Mr. Rudman became a Chartered Accountant in 1974 and worked with Laventhol & Horwath and Price Waterhouse & Co. in Winnipeg, Manitoba. In addition to his Chartered Accountancy designation, Mr. Rudman holds a Bachelor of Arts degree and graduate business diploma from Lakehead University in Thunder Bay, Ontario.

ERWIN BARTZ:

        Mr. Bartz is a Professional Engineer with 16 years of engineering experience. Mr. Bartz joined the Company as Director, Technical Operations in January 2001 and is responsible for the Company's overall technical operations including engineering and manufacturing. Prior to joining the Company, Mr. Bartz spent ten years as Manager of Engineering and Manufacturing at Finning (Canada), the Caterpillar dealer for British Columbia, Alberta, United Kingdom and Chile, with corporate responsibility for engineering, product review, heavy manufacturing and new equipment preparation. Previously, he held the Engineering Manager role at Weldco Beales, a custom attachment manufacturer for the mobile equipment market, and also worked as a design engineer for the Chapman Industries, a Hitachi distributor and general manufacturer of purpose built machinery and equipment. Mr. Bartz holds a Bachelor of Applied Science degree in Mechanical Engineering from the University of British Columbia.

IAN BATEMAN:

        Mr. Bateman is the Managing Director for SmarTire (Europe) Limited. He is a U.K. resident and has extensive sales, marketing and senior managerial experience in a variety of facets of European automotive industries. From 1966 to 1973 he was a manager with Mid Bucks Automotive Limited. During 1973 to 1979 Mr. Bateman was a manager with Renault U.K. Limited, and was instrumental in the formation of a direct sales company in the U.K. with a sales budget of pound sterling 100 million per year. Between 1979 and 1991 he operated his own marketing company which expanded to supply every European car manufacturer/importer, with the exception of just three, with an overall turnover of pound sterling 10 million per year. From 1991 and prior to joining SmarTire (Europe) Limited, Mr. Bateman carried out independent consulting services, most importantly with Otter Controls Limited, which was implementing a marketing program for a tire-monitoring system.

SHAWN LAMMERS:

        Mr. Lammers is the Vice President, Engineering. Mr. Lammers is a professional engineer, with a Bachelor of Applied Science degree from the University of British Columbia, specializing in computer engineering. He has developed software for MS-DOS, Windows, UNIX Workstations and Amiga platforms. Mr. Lammers has been with the Company since its inception and is responsible for the development of the patented remote sensing technology utilized in SmarTire's products. He has been the chief engineer in respect to the design, development and production of the Company's passenger car TMS, the commercial vehicle TMS and the industrial equipment TMS.

BOARD AND COMMITTEE MEETINGS

The Board of Directors of the Company held five formal meetings during the year ended July 31, 2001. All other proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by all the directors are, according to the Company Act (British Columbia) and the Articles of the Company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

During 2001, with the exception of Mr. Dana Stonerook, each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he was a director and
(ii) the total number of meetings held by all committees of the Board of Directors during the period on which he served. Mr. Stonerook attended two of the five formal meetings of the Board of Directors during the year ended July 31, 2001, and resigned as a director effective as of August 31, 2001; Mr. Stonerook did not serve on any committees of the Board of the Directors during the fiscal year.

AUDIT COMMITTEE

Pursuant to the requirements of the Company Act (British Columbia), the Company has an Audit Committee of its Board of Directors presently consisting of William Cronin, Bernard Pinsky and Robert Rudman. The Audit Committee is governed by a written charter, a copy of which is appended to this proxy statement as Exhibit "A". The function of the Audit Committee is to review and approve the scope of audit procedures employed by our independent auditors and to review the results of our independent auditors' examination, the scope of audits, our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and our company's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls. The Audit Committee also reports to our Board of Directors with respect to such matters and recommends the selection of independent auditors. The Audit Committee met one time during the fiscal year ended July 31, 2001 and each member attended the meeting. Other business of the Audit Committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The following is the Report of the Audit Committee. For the year ended July 31, 2001, the Audit Committee has:

       1. reviewed and discussed the audited financial statements with our Company's management;

       2. discussed with the independent accountants the matters described in Statement of Auditing Standards, SAS No. 61;

       3. received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants its independence; and

       4. recommended to our Board of Directors that the audited financial statements be included in our company's annual report on Form 10-KSB for the period ended July 31, 2001, based on the review and discussions referred to above.

With the exception of Robert Rudman, who also serves as the Company's President and Chief Executive Officer, the members of our Audit Committee are independent, as that term is defined by Nasdaq Marketplace Rule 4200(a)(14).

AUDIT COMMITTEE
William Cronin
Bernard Pinsky
Robert Rudman

COMPENSATION COMMITTEE

The Company has a Compensation Committee made up of Kevin Carlson, William Cronin and Lawrence Becerra. The function of the Compensation Committee is to investigate and recommend to the directors appropriate levels and types of compensation for directors, officers and employees of the Company. During fiscal 2001, there were four meetings held by this Committee. Other business of the Compensation Committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the Compensation Committee.

NO STANDING NOMINATING COMMITTEE

The Company does not have a standing Nominating Committee.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following tables set forth specified information with respect to the beneficial ownership of the Company's common stock as of October 15, 2001 by:

       - each person or affiliated group which, to the knowledge of the Company, beneficially owns five percent (5%) or more of the outstanding common stock;

       -       each of the Company's directors,

       -       each of the Named Executive Officers (as hereinafter defined);
               and

       -       all of the Company's executive officers and directors as a group.

Shares and percentages beneficially owned are based upon 15,159,369 issued and outstanding shares of common stock on October 15, 2001, together with options and warrants that are exercisable for common stock within 60 days from October 15, 2001 for each Shareholder. Under the rules of the United States Securities and Exchange Commission, beneficial ownership includes shares over which the named shareholder exercises voting control and or investment power. Shares of common stock subject to options or warrants that are currently exercisable or will become exercisable within sixty days from October 15, 2001 are deemed outstanding for computing the respective percentage ownership of each person holding the option or warrant, but are not deemed outstanding for purposes of computing the respective ownership percentage of any other person. Unless otherwise indicated in the footnotes below, the Company believes that the persons and entities named in the tables have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

================================================================================
                BENEFICIAL OWNERS OF FIVE PERCENT (5%) OR MORE OF
                     THE COMPANY'S OUTSTANDING COMMON STOCK
--------------------------------------------------------------------------------
                            TOTAL NUMBER OF SHARES
          NAME                 BENEFICIALLY OWNED   PERCENT OF CLASS
--------------------------  ----------------------  ----------------
Simon Archdale(1)                        1,500,000             9.9%

TRW Inc.(2)                              1,390,042             9.2%

Andersen Maria Burrows(3)                  840,000             5.5%
================================================================================

(1) Mr. Archdale's address is Chalet Trois Nicholas, Courtavet, Crans Montana, Valais, Switzerland.

(2)    TRW Inc.'s address is 1900 Richmond Road, Cleveland, Ohio 44124, USA.

(3) Andersen Maria Burrows' address is Le Corail, 17 Rue Sadi, Carrot, F-06600 Antibes, France.

              BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK BY
                     DIRECTORS AND NAMED EXECUTIVE OFFICERS

===================================================================================================
                                                       TOTAL NUMBER OF SHARES
       NAME                                              BENEFICIALLY OWNED        PERCENT OF CLASS
--------------------                                   ----------------------      ----------------
                                                         Directors
Lawrence Becerra(1)                                                  152,303              1.00%
John Bolegoh(2)                                                       50,238                 *
Kevin Carlson(3)                                                      96,237                 *
William Cronin(4)                                                    160,660              1.06%
Bernard Pinsky(5)                                                     46,500                 *
Robert Rudman(6)                                                     322,837              2.13%

                   Named Executive Officers who are not Directors or Nominees

Ian Bateman(7)                                                        78,000                 *
Shawn Lammers(8)                                                      56,852                 *

                          Directors and Executive Officers, as a Group

Total Directors / Executive Officers                               1,000,294              6.60%
(9 persons)(9)
===================================================================================================

*      Represents less than 1% of the Company's outstanding stock.

(1) Mr. Becerra has incentive stock options for the right to purchase up to an aggregate of 70,000 Common Shares and warrants for the right to purchase up to an aggregate of 28,803 Common Shares. The options and warrants are immediately exercisable.

(2) Includes 12,990 Common Shares owned by Mr. Bolegoh's wife and children. Mrs. Bolegoh has sole voting and dispositive power with respect to her shares, and Mr. Bolegoh disclaims beneficial ownership of such shares. Mr. Bolegoh has incentive stock options for the right to purchase up to an aggregate of 15,900 Common Shares. All options vest over time and currently 13,634 are immediately exercisable.

(3) Mr. Carlson is also a Named Executive Officer. Mr. Carlson has incentive stock options for the right to purchase an aggregate of 205,000 Common Shares. The options vest over time and currently 85,667 options are immediately exercisable.

(4) Mr. Cronin has incentive stock options for the right to purchase an aggregate of 63,750 Common Shares. The options are immediately exercisable.

(5) Mr. Pinsky has incentive stock options for the right to purchase an aggregate of 40,000 Common Shares. The options are immediately exercisable.

(6) Mr. Rudman is also a Named Executive Officer. Mr. Rudman has incentive stock options for the right to purchase an aggregate of 415,000 Common Shares. The options vest over time, and currently 294,500 options are immediately exercisable.

(7) Mr. Bateman has incentive stock options for the right to purchase an aggregate of 162,500 Common Shares. The options vest over time, and currently 78,000 options are immediately exercisable.

(8) Mr. Lammers has incentive stock options for the right to purchase an aggregate of 112,500 Common Shares. The options vest over time, and currently 55,333 options are immediately exercisable.

(9) Includes 36,667 immediately exercisable incentive stock options beneficially owned by Mr. Erwin Bartz, Managing Director Technical Operations, who is not a Named Executive Officer. Mr. Bartz holds an additional 73,333 incentive stock options that vest over time.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

The services of Mr. Robert Rudman, Director, President, Chairman and Chief Executive Officer of the Company, are provided to the Company pursuant to a Management Agreement dated August 1, 1999. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Mr. Kevin Carlson, Director, Chief Financial Officer, Managing Director and Corporate Secretary, are provided to the Company pursuant to a Management Agreement dated August 1, 1999. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Mr. Erwin Bartz, Director, Technical Operations, are provided to the Company pursuant to a Management Agreement dated January 3, 2001. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Mr. Ian Bateman, Managing Director of SmarTire (Europe) Limited, are provided to the Company pursuant to a Management Agreement dated August 1, 1999. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Mr. Shawn Lammers, Vice President of Engineering, are provided to the Company pursuant to a Management Agreement dated August 1, 1999. See "Management Agreements and Termination of Employment and Change in Control Arrangements."

The services of Mr. Bernard Pinsky, Director, are provided through the law firm of Clark, Wilson of which Mr. Pinsky is a partner. Clark, Wilson renders accounts to the Company for Mr. Pinsky's time expended. During the year ended July 31, 2001 the Company paid $79,858 to Clark, Wilson for legal services.

Mr. Becerra is a principal of West Sussex Trading Inc. During the year ended July 31, 2001 the Company paid $78,510 for consulting services.

SUMMARY OF EXECUTIVE COMPENSATION

Particulars of compensation awarded to, earned by or paid to:

       (a)     the Company's chief executive officer (the "CEO");

       (b) each of the Company's four most highly compensated executive officers who were serving as executive officers at the end of the most recently completed financial year and whose total salary and bonus exceeds US$100,000 per year; or

       (c) any additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the most recently completed financial year;

(all such persons are referred to as the "Named Executive Officers") are set out in the summary compensation table below. Except as indicated, all dollar amounts set forth below with respect to the applicable year ended July 31, are expressed in United States dollars.

During fiscal year ended July 31, 2001, five (5) individuals served as executive officers of the Company at various times: Robert Rudman, Kevin Carlson, Erwin Bartz, Shawn Lammers, and Ian Bateman. All except Mr. Bartz qualify as "Named Executive Officers" as defined above.

================================================================================================================================
                                             SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                 LONG TERM COMPENSATION(1)
                                      ----------------------------------    -----------------------------------
                                                                                      AWARDS            PAYOUTS
                                                                            -------------------------  --------
                                                                   OTHER
                                                                   ANNUAL    SECURITIES    RESTRICTED
                                                                   COMPEN-   UNDERLYING    SHARES OR
  NAME AND PRINCIPAL                                               SATION   OPTIONS/SARs   RESTRICTED    LTIP       ALL OTHER
       POSITION               YEAR     SALARY         BONUS          (1)      GRANTED     SHARE UNITS   PAYOUTS    COMPENSATION
----------------------        ----    --------      -------        ------   ------------  -----------   -------   --------------
Robert V. Rudman              2001    $191,058          Nil          Nil      150,000         Nil         Nil              Nil
President, Chairman           2000    $185,826          Nil          Nil       17,500         Nil         Nil          $44,730(2)
and Chief Executive           1999    $163,732      $59,587          Nil          Nil         Nil         Nil              Nil
Officer

Ian Bateman(3)                2001    $102,810          Nil          Nil       35,000         Nil         Nil              Nil
Managing Director             2000    $107,517          Nil          Nil       57,500         Nil         Nil              Nil
SmarTire (Europe)             1999    $ 89,613      $24,518          Nil       10,000         Nil         Nil              Nil
Limited

Kevin Carlson(4)              2001    $131,764          Nil          Nil       50,000         Nil         Nil              Nil
Chief Financial               2000    $102,201          Nil          Nil       60,000         Nil         Nil          $15,406
Officer, General
Manager, Corporate
Secretary and Director

Shawn Lammers(5)              2001    $ 83,802          Nil          Nil       15,000         Nil         Nil          $17,017(6)
VIP Engineering
================================================================================================================================

(1) The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(2)    Amount relates to accumulated vacation pay paid to Mr. Rudman.

(3)    Mr. Bateman commenced employment with the company on February 2, 1998.

(4) Mr. Carlson commenced employment with the Company on November 16, 1998. Mr. Carlson was paid a signing bonus consisting of 10,000 shares of the Company's common stock valued at $15,406.

(5)    Mr. Lammers commenced employment with the company in October 1988.

(6)    Amount relates to accumulated vacation pay paid to Mr. Lammers.

The following table sets out the details of all stock options granted to the Named Executive Officers during the most recently completed fiscal year:

=======================================================================================
                  OPTION/SAR GRANTS IN THE LAST FISCAL YEAR
---------------------------------------------------------------------------------------
                        NUMBER OF     % OF TOTAL
                       SECURITIES      OPTIONS/
                       UNDERLYING        SARs
                        OPTIONS/      GRANTED TO       EXERCISE
                          SARs        EMPLOYEES IN       PRICE           EXPIRATION
     NAME               GRANTED(#)    FISCAL YEAR      ($/SHARE)            DATE
----------------       -----------    ------------     ---------      -----------------
Robert Rudman(1)        150,000          30.1%           $3.33        January 17, 2006
Ian Bateman(2)           35,000           7.0%           $3.65        January 17, 2006
Kevin Carlson(2)         50,000          10.1%           $3.65        January 17, 2006
Shawn Lammers(2)         15,000           3.0%           $3.65        January 17, 2006
=======================================================================================

(1) Average price of $3.33 over the term of options. 75,000 of the options granted to Mr. Rudman were in recognition of past service and were immediately exercisable.

(2)    Average price of $3.65 over the term of options.

The following table sets out the details of all stock options exercised during the most recently completed fiscal year by the Named Executive Officers:

===========================================================================================================================
                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
---------------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS/SARs AT           IN-THE-MONEY OPTIONS/SARs AT
                                                                 FY-END(#)                           FY-END($)(1)
                       SHARES        AGGREGATE         EXERCISABLE / UNEXERCISEABLE          EXERCISEABLE / UNEXERCISEABLE
                     ACQUIRED ON       VALUE          -------------------------------        ------------------------------
    NAME             EXERCISE(#)      REALIZED        EXERCISEABLE     UNEXERCISEABLE        EXERCISEABLE    UNEXERCISEABLE
-------------        -----------     ---------        ------------     --------------        ------------    --------------
Robert Rudman            Nil            Nil              264,500            60,500              14,460              Nil
Ian Bateman              Nil            Nil               64,667            57,833               4,140              Nil
Kevin Carlson            Nil            Nil               70,667            89,333               4,320              Nil
Shawn Lammers            Nil            Nil               52,000            50,500               4,860              Nil
===========================================================================================================================

(1) The closing price of the Company's common stock on July 31, 2001 was $2.36 per share.

There were no options held by the Named Executive Officers that were re-priced during the most recently completed fiscal year.

MANAGEMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

No management functions of the Company are performed to any substantial degree by a person other than the directors or senior officers of the Company.

Effective August 1, 1999, the Board of Directors of the Company approved a new management agreement with Robert Rudman, regarding his position with the Company. The management agreement calls for payment of a base salary of CDN$273,000 per annum subject to increase as from time to time plus incentive compensation as determined by the Company's incentive compensation plan. Effective August 1, 2000 Mr. Rudman's salary was increased to CDN$290,000 per annum.

The agreement with Mr. Rudman requires the Company to pay a termination allowance in the event of the termination of Mr. Rudman's employment by the Company except for just cause. The termination allowance is equal to the annual salary.

Effective August 1, 1999, the Board of Directors of the Company approved a new management agreement with Kevin Carlson, regarding his position with the Company. The management agreement calls for payment of a base salary of CDN$140,000 per annum subject to increase as from time to time plus incentive compensation as determined by the Company's incentive compensation plan. Effective April 1, 2000 Mr. Carlson's salary was increased to CDN$170,000 per annum due to the assumption of General Manager responsibilities. Effective August 1, 2000 Mr. Carlson's salary was increased to CDN$200,000 per annum due to the assumption of additional responsibilities.

The agreement with Mr. Carlson requires the Company to pay a termination allowance in the event of the termination of Mr. Carlson's employment by the Company except for just cause. The termination allowance is equal to the annual salary.

Effective August 1, 1999, the Board of Directors of the Company approved a new management agreement with Ian Bateman, regarding his position with the Company. The management agreement calls for payment of a base salary of pound sterling Pound Sterling 67,000 per annum subject to increase as from time to time plus incentive compensation as determined by the Company's incentive compensation plan. Effective August 1, 2000, Mr. Bateman's salary was increased to Pound Sterling 71,000 per annum.

The agreement with Mr. Bateman requires the Company to pay a termination allowance in the event of the termination of Mr. Bateman's employment by the Company except for just cause. The termination allowance is equal to the annual salary.

Effective August 1, 1999, the Board of Directors of the Company approved a new management agreement with Shawn Lammers, regarding his position with the Company. The management agreement calls for payment of a base salary of CDN$120,000 per annum subject to increase as from time to time plus incentive compensation as determined by the Company's incentive compensation plan. Effective August 1, 2000, Mr. Lammers salary was increased to CDN$127,200 per annum.

The agreement with Mr. Lammers requires the Company to pay a termination allowance in the event of the termination of Mr. Lammers' employment by the Company except for just cause. The termination allowance is equal to the annual salary.

Effective January 3, 2001, the Board of Directors of the Company approved a new management contract with Erwin Bartz regarding his position with the Company. The management agreement calls for payment of a base salary of CDN$150,000 per annum subject to increase from time to time plus incentive compensation as determined by the Company's incentive compensation plan.

The agreement with Mr. Bartz requires the Company to pay a termination allowance in the event of the termination of Mr. Bartz' employment by the Company except for just cause. The termination allowance is equal to the annual salary.

Other than as discussed above, the Company has no plans or arrangements in respect of remuneration received or that may be received by Named Executive Officers of the Company in fiscal 2001 to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $100,000 per Named Executive Officer.

OTHER COMPENSATION PLANS APPLICABLE TO DIRECTORS AND EXECUTIVE OFFICERS

Directors and executive officers have received from time to time incentive stock options to purchase Common Shares as awarded by the Board of Directors in consultation with the Compensation Committee.

Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of the Company other than services ordinarily required of a director. Other than indicated below, no director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments.

There are no arrangements or plans in which the Company provides pension, retirement or similar benefits for directors or executive officers.

The Company has adopted four formal stock incentive plans (collectively, the "Stock Incentive Plans"), two of which were approved by the Shareholders at the 1998 Annual General Meeting of the Company and two of which were approved by the Shareholders at the 2000 Annual and Extraordinary General Meeting of the Company. Two of the Stock Incentive Plans (the "US Stock Incentive Plans") provide for Awards to employees, directors, officers and consultants of the Company or of its affiliates (collectively, the "Eligible Employees") who are resident in the United States and/or subject to taxation in the United States; the other two (the "Stock Incentive Plan") provide for Awards to all other Eligible Employees.

The Company has also adopted a formal incentive compensation plan (the "1999 Incentive Compensation Plan") which was approved by the Shareholders at the 2000 Annual and Extraordinary General Meeting of the Company. The 1999 Incentive Compensation Plan is intended to complement the Company's existing Stock Incentive Plans and any subsequent stock incentive plans that may be approved by the Shareholders of the Company. Accordingly, the 1999 Incentive Compensation Plan does not specify a maximum number of Common Shares of the Company that will be issuable pursuant to all awards granted under the 1999 Incentive Compensation Plan, and all options granted under the 1999 Incentive Compensation Plan shall be subject to the provisions of the Company's existing Stock Incentive Plans and any subsequent stock incentive plans that may be approved by the Shareholders of the Company. In granting awards under the 1999 Incentive Compensation Plan, the Board of Directors follow certain guidelines which take into account after-tax operating profits after accounting for the cost of capital employed to create such profits, as suggested by an Economic Value Added ("EVA(TM)") model developed by Stern, Stewart & Co., a global consulting firm. There are no incentive awards under the 1999 Incentive Compensation Plan for fiscal 2001 based on the audited consolidated financial statements of the Company for the financial year ended July 31, 2001.

To date, the Company has granted to Eligible Employees incentive stock options to purchase Common Shares subject to and in accordance with the prevailing policies of the stock exchange on which the Company's shares were then listed. Options are granted based on the assessment by the Company's Board of Directors and/or Compensation Committee of the optionee's past and present contribution to the success of the Company. The Company's Common Shares are presently listed for trading on the Nasdaq Small Cap Market. These options are not transferable and are exercisable from the date granted until the earliest of (i) such number of years (up to ten years) from the date of the grant, (ii) 30 days after the option holder leaves his position with the Company, and (iii) such number of days following the death of the optionee as is specified in each optionee's option agreement.

Other than the management agreements, the advisory agreements and the Stock Incentive Plans and the 1999 Incentive Compensation Plan discussed herein, the Company presently has no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to the Company's directors or executive officers.

SECTION 16(a) REPORTING

Since the Company is a "foreign private issuer", its insiders are exempt from the reporting requirements of Section 16(a) of the United States Securities Exchange Act of 1934, as amended (the "1934 Act"). Among other things, Section 16(a) of the 1934 Act requires certain "reporting persons" of any issuer with any class of equity securities registered under Section 12 of the 1934 Act to file with the United States Securities and Exchange Commission reports of ownership and changes in ownership of securities of the registered class. Reporting persons consist of directors, executive officers and beneficial owners of more than 10% of the securities of the registered class. The Company is aware that certain persons who would be subject to such reporting requirements, but for the fact that the Company is a

"foreign private issuer", have voluntarily filed reports under Section 16(a) of the 1934 Act during the year ended July 31, 2001. However, the Company is not in a position to comment on the completeness of such filings.

INDEBTEDNESS TO COMPANY OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

As at the end of the most recently completed fiscal year, no directors, executive officers or senior officers were indebted to the Company.

                                   PROPOSAL 5
                      CONTINUANCE INTO THE YUKON TERRITORY

Shareholder approval as evidenced by a majority of not less than 3/4 of the votes cast at the Meeting will be sought to approve a special resolution to continue the Company into the Yukon Territory (the "Continuance") pursuant to the Business Corporations Act (Yukon Territory). Accordingly, the following special resolution will be presented for approval at the meeting:

"RESOLVED, AS A SPECIAL RESOLUTION, THAT:

       (a) pursuant to Section 37 of the Company Act (British Columbia), the directors are hereby authorized to apply for a Certificate of Continuance under Section 190 of the Business Corporations Act (Yukon Territory);

       (b) the Memorandum of the Company be amended by substituting for all the provisions thereof the provisions set out in the Articles of Continuance;

       (c) any one of the directors or officers be authorized to execute all documents necessary to complete the application for a Certificate of Continuance under Section 190 of the Business Corporations Act (Yukon Territory);

       (d) upon enactment by the directors, By-law No. 1, being a by-law relating generally to the transaction of the business and affairs of the Company, be and it is hereby sanctioned and confirmed."

In connection with the Continuance, the Company is proposing to adopt Articles of Continuance that will authorize the Company to issue 200,000,000 Common Shares without par value and 100,000 Preferred Shares without par value. Consistent with the current rights attaching to the Common Shares of the Company, the Articles of Continuance will provide that the holders of the Common Shares shall be entitled:

       (a) to vote at all meetings of shareholders of the Company except meetings at which only holders of a specified class of shares are entitled to vote;

       (b) to receive, subject to the rights of the holders of another class of shares, any dividend declared by the Company; and

       (c) to receive, subject to the rights of the holders of another class of shares, the remaining property of the Company on the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

The Articles of Continuance specify the following rights, restrictions, conditions and limitations for the Preferred Shares:

       (a)    the Preferred Shares shall be issuable in one or more series;

       (b) the directors may by resolution authorize Articles of Amendment of the Company fixing the number of shares in, and determining the designation of the shares of, each series of Preferred Shares; and

       (c) the directors may by resolution authorize Articles of Amendment of the Corporation creating, defining and attaching special rights and restrictions to the shares of each series.

In contrast, under the existing Memorandum and Articles of the Company, the Company is authorized to issue 200,000,000 Common Shares without par value and 20,000 Preferred Shares with a par value of CDN$1,000 per share. The rights, restrictions, conditions and limitations attaching to the Preferred Shares under the existing Articles of the Company were adopted in connection with a specific equity financing transaction that is no longer relevant as none of the Preferred Shares remain outstanding.

Management anticipates that the rights, restrictions, conditions and limitations for the Preferred Shares contemplated by the proposed Articles of Continuance will provide the Company with considerably more flexibility in negotiating equity financing for the Company in the future, than currently exists under the existing Preferred Share structure.

Copies of draft Articles of Continuance and draft By-law No. 1 are attached as Exhibits "B" and "C" hereto, and shall be available for inspection at the Registered Office of the Company, 800 - 885 West Georgia Street, Vancouver, British Columbia, during normal business hours up to and including the date of the meeting.

The principal purpose for the Company seeking to continue into the Yukon Territory is that unlike the Company Act (British Columbia) (the "Company Act"), which requires one director of a company to be ordinarily resident in British Columbia and a majority of the directors of a company to be residents of Canada, the Business Corporations Act (Yukon Territory) (the "Yukon Act") has no residency requirements for directors. The Company wishes to have the flexibility to attract the best directors possible, without regard to the constraints imposed by residency requirements.

Management of the Company is of the view that the Yukon Act will provide to shareholders of the Company substantively the same rights as are available to shareholders under the Company Act, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions, and is consistent with corporate legislation in most other Canadian jurisdictions. The following is a summary of the differences between the Company Act and the Yukon Act. This summary is not intended to be exhaustive and shareholders should consult their legal advisors regarding all of the implications of the Continuance. A copy of the Yukon Act will be available at the Company's registered office, 800 - 885 West Georgia Street, Vancouver, B.C. V6C 3H1 prior to the meeting and will also be available at the meeting.

(a)      Sale of Company's Undertaking

Under the Company Act the directors of a company may dispose of all or substantially all of the business or undertaking of the Company only with shareholder approval by no less than 3/4 of the votes cast by those shareholders voting in person or by proxy at a general meeting of the Company.

The Yukon Act requires approval of the holders of shares of each class or series of a corporation represented at a duly called meeting to which are attached not less than 2/3 of the votes cast by those shareholders voting in person or by proxy at a general meeting convened to vote upon a sale, lease or exchange of all or substantially all of the property of the corporation.

(b)      Amendments to the Charter Documents of the Company

Any substantive change to the corporate charter of a company under the Company Act, such as alteration of the restrictions, if any, of the business carried on by the company, a change in name of the company or an increase or reduction of the authorized capital of the company requires a special resolution passed by not less than 3/4 of the votes cast by shareholders voting in person or by proxy at a general meeting of the company. Other fundamental changes such as an alteration of the special rights and restrictions attached to issued shares or a proposed amalgamation or continuation of a company out of the jurisdiction require a special resolution passed by not less than 3/4 of the votes cast by the holders of shares of each class entitled to vote at a general meeting of the company and the holders of all classes of shares adversely affected by an alteration of special rights and restrictions. As well, the holders of not less than 10% of a class of shares affected by a change in the special rights and restrictions attached to a class of shares may apply to the court to have the resolutions approving the change set aside.

Under the Yukon Act such changes require a resolution passed by not less than 2/3 of the votes cast by shareholders voting on the resolution authorizing the alteration and, where the rights of the holders of a class of shares are affected differently by the alteration than those of the holders of other classes of shares, a resolution passed by not less than 2/3 of the votes cast by the holders of shares of each class. A resolution to amalgamate a Yukon Act corporation requires a special resolution passed by the holders of each class of shares.

(c)      Rights of Dissent and Appraisal

The Company Act provides that shareholders who dissent to certain actions being taken by a company may exercise a right of dissent and require the company to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is applicable where the company proposes to:

        (i)    continue out of the jurisdiction;

        (ii) provide financial assistance to a person for the purchase of the company's shares;

        (iii) sell the whole or substantially the whole of the company's undertaking;

        (iv)   enter into a statutory amalgamation; or

        (v) sell the whole or part of its business or property on liquidation.

The Yukon Act contains a similar dissent remedy, although the procedure for exercising this remedy is different than that contained in the Company Act.

(d)     Oppression Remedies

Under the Company Act a shareholder of a company has the right to apply to Court on the grounds that the company is acting or proposes to act in a way that is prejudicial to the shareholder. On such an application the Court may make such order as it sees fit including an order to prohibit any act proposed by the company.

The Yukon Act contains rights that are substantially broader in that they are available to a larger class of complainants. Under the Yukon Act a shareholder, former shareholder, director, former director, officer or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy may apply to a court for an order to rectify the matters complained of where in respect of a corporation or any of its affiliates, any act or omission of the corporation or its affiliates effects a result, the business or affairs of the corporation or any of its affiliates are or have been carried on or conducted in a manner, or the powers of the directors of the corporation or its affiliates are or have been exercised in a manner that is oppressive or unfairly prejudicial to, or that unfairly disregards the interests of, any security holder, creditor, director or officer.

(e)     Shareholders Derivative Actions

Under the Company Act a shareholder or director of a company may, with leave of the Court, bring an action in the name and on behalf of the company to enforce an obligation owed to the company that could be enforced by the company itself or to obtain damages for any breach of such obligation.

A broader right to bring a derivative action is contained in the Yukon Act and this right extends to a shareholder, former shareholder, director, former director, officer or former officer of a corporation or its affiliates, and any person who, in the discretion of the Court, is a proper person to make an application to Court to bring a derivative action. In addition, the Yukon Act permits derivative actions to be commenced in the name and on behalf of a corporation or any of its subsidiaries.

(f)     Requisition of Meetings

The Company Act provides that one or more shareholders of a company holding not less than 5% of the issued voting shares of the company may give notice to the directors requiring them to call and hold a general meeting within four months.

The Yukon Act permits the holders of not less than 5% of the issued shares that carry the right to vote at a meeting sought to be held to require the directors to call and hold a general meeting of a corporation.

(g)     Form of Proxy and Information Circular

The Company Act requires a reporting company, such as the Company, to provide with notice of a general meeting a form of proxy for use by every shareholder entitled to vote at such meeting as well as an information circular containing prescribed information regarding the matter to be dealt with at and conduct of the general meeting.

The Yukon Act contains provisions which likewise require the mandatory solicitation of proxies and delivery of a management proxy circular.

(h)     Place of Meetings

The Company Act of British Columbia requires all meetings of shareholders to be held in British Columbia unless consent of the Registrar of Companies is otherwise obtained.

The Yukon Act provides that meetings of shareholders may be held outside the Yukon where the Articles so provide.

Pursuant to sections 37 and 207 of the Company Act, a shareholder of the Company may, until two days before the meeting at which the special resolution to approve the Continuance is proposed to be passed, give the Company a notice of dissent by registered mail or by delivery addressed to the Company at 800 - 885 West Georgia Street, Vancouver, British Columbia V6C 3H1, Attention: The President. As a result of giving a notice of dissent, a shareholder may, on receiving a notice of intention to act from the Company in accordance with section 207 of the Company Act, require that the Company purchase the shares of such shareholder in respect of which the notice of dissent was given for their fair market value.

A vote against the special resolution to approve the Continuance, an abstention or the execution or exercise of a proxy to vote against the special resolution to approve the Continuance does not constitute a written objection, but a shareholder need not vote against such special resolution in order to object. However, a shareholder who consents to or votes, other than as a proxy for a shareholder whose proxy required an affirmative vote, in favour of such special resolution or otherwise acts inconsistently with the dissent will cease to be entitled to exercise any rights of dissent.

Prior to the Continuance becoming effective, the Company will send a notice of intention to act to each of its shareholders who has filed a notice of dissent stating that the special resolution to approve the Continuance has been passed and informing the shareholder of its intention to act on such special resolution. A notice of intention need not be sent to any shareholder who voted in favour of the special resolution to approve the Continuance or who has withdrawn his notice of dissent.

Within 14 days of the Company giving notice of intention to act, the dissenting shareholder is required to send a written notice that he required the Company to purchase all of the shares of the Company of such shareholder together with the certificates representing those shares to the Company. Upon delivery of a demand for payment in accordance with the Company Act, a shareholder is bound to sell and the Company is bound to purchase the shares subject to the demand for payment for their fair value, including any appreciation or depreciation in anticipation of the vote, as of the day before the day on which the special resolution to approve the Continuance was passed.

A dissenting shareholder who has sent a demand for payment, may apply to the Court which may:

        (a) require the dissenting shareholder to sell and the Company to purchase the shares in respect of which a demand for payment has been given;

        (b) fix the price and terms of the purchase and sale, or order that the price and terms be established by arbitration, in either case, having due regard for the rights of creditors;

        (c) join in the application of any other dissenting shareholder who has delivered a demand for payment; and

        (d) make consequential orders and give such directions as it considers appropriate.

No dissenting shareholder who has delivered a demand for payment may vote or exercise or assert any rights of a shareholder in respect of the shares for which a demand for payment has been given, other than the rights to receive payment for those shares. Until a holder of shares who has delivered a demand for payment is paid in full, that shareholder may exercise and assert all the rights of a creditor of the Company. No dissenting shareholder may withdraw his demand for payment unless the Company consents.

Section 207 of the Company Act requires strict adherence to the procedures set forth therein and failure to do so may result in the loss of all dissenters' rights. Accordingly, each shareholder who might desire to exercise dissenter's rights should carefully consider and comply with the provisions of that section and consult his legal advisor.

Management of the Company reserves the right to not submit the resolution relating to Continuance of the Company under the Yukon Act to the Registrar of Corporations if management determines that, in the circumstances, it would not be in the best interests of the Company to do so.

                                   PROPOSAL 6
                    SHAREHOLDER APPROVAL OF PRIVATE PLACEMENT

Shareholder approval as evidenced by a majority of the votes cast at the Meeting will be sought to approve the issuance of Common Shares equal to or in excess of 20% of the number of issued and outstanding Common Shares and at a price per share less than market value, pursuant to Rule 4350 of the Nasdaq Marketplace Rules ("Rule 4350"). As disclosed in the Company's Annual Report on Form 10-KSB, the Company expects that it will need to obtain additional debt or equity financing in order to fund its operations. Management is currently exploring several possible alternative financing structures, including the possible issuance and sale of shares of Common Stock, warrants and other convertible securities. Under certain of the alternatives being considered, the Company may need to seek shareholder approval pursuant to Rule 4350.

BACKGROUND

Management is currently evaluating the merits of several alternative financing structures, including the issuance and sale of Common Stock, warrants, and or other securities which may be convertible into Common Stock. Management cannot make any assurance that such financing will be available on commercially reasonable terms, if at all. Management is particularly concerned about the current uncertainty of the capital markets and the time and expense associated with attempting to secure financing. Accordingly, to the extent that any such financing is available at commercially reasonable terms, Management believes it is appropriate to seek the maximum amount of financing available.

Seeking the maximum amount of financing available at commercially reasonable terms will provide the Company with several advantages. First it will provide the greatest flexibility in pursuing various product lines and strategic relationships. Second, it will allow Management the greatest amount of time to focus on executing the Company's business plan without the added task of seeking additional funding. Third, it will maximise the Company's negotiating position with suppliers, customers and strategic partners by limiting the financial constraints on the Company's bargaining parameters.

In order to induce one or more investors to purchase a large block of Common Stock or any security which may be converted into Common Stock, Management believes that it will need to offer its securities at a discount to the trading price of the Common Stock, calculated on an as converted basis. After discussions with the company's financial advisors and a review of prior similar transactions recently completed by other entities, Management believe that this discount will be in the range of 10-20%.

There can be no assurances that the financing will be completed in whole or in part. It is possible that the financing, if successfully consummated, might close in several tranches over the next two to six months, although the financing may take more time given the prevailing market conditions. The Company intends to use the proceeds primarily for general corporate purposes, including working capital.

RULE 4350 OF THE NASDAQ MARKETPLACE RULES

Rule 4350 sets forth certain corporate governance standards for issuers, such as the Company, whose shares are listed on the Nasdaq SmallCap Market. Rule 4350 requires, among other things, that the Company obtain shareholder approval for the sale or issuance in a transaction, other than a public offering for cash, of a number of shares of common stock (or securities convertible into or exchangeable for common stock, such as the warrants) equal to or in excess of 20% of the number of shares of common stock outstanding prior to such transaction at a price per share less than market value. Accordingly, in any transaction other than a public offering, unless the Company obtains shareholder approval, the Company will be limited to issuing not more than 3,030,357 Common Shares at a price of less than market value. Such amount represents 19.99% of the 15,159,369 issued and outstanding Common Shares as at October 15, 2001. If the Company sells convertible securities, such as warrants, the Company must include the maximum number of shares of Common Stock that could be issued for less than market value together all Common Shares issued for less than market value. For example, if the Company sold units consisting of one Common Share and one warrant, both at a price less than market value, the total number of such units will be limited to 1,515,178, unless shareholder approval is obtained.

RECOMMENDATION OF THE BOARD OF DIRECTORS

As indicated above, the affirmative vote of a majority of the votes cast for and against this proposal by the Shareholders at the Meeting, in person or by proxy, may be required depending on the final terms of the possible. In order to maximise Management's flexibility in negotiating the best possible terms, consistent with the Company's financing requirements, the Board of Directors proposes that the Shareholders approve of a transaction within an estimated range. To the extent that the terms of the financing have been finalized or narrowed prior to the Meeting, Management will present such final terms or narrowed estimates. In such event, the resolution to be presented to the Shareholders for consideration may be modified to reflect such final terms or narrowed estimates.

The Board of Directors believes that the approval by the Shareholders of the issuance of the Common Stock will be in the best interests of the Company and its Shareholders, as the private placement financing is critical to the Company, in order to fund operations. The Board of Directors recommends a vote "FOR" approval of the resolution below. This will allow Management the flexibility to negotiate the most advantageous structure, terms and conditions to the extent a financing is available at commercially reasonable terms.

"BE IT RESOLVED THAT: As required by Nasdaq Rule 4350, the Shareholders hereby approve of the sale and issuance of a number of shares Common Stock (and/or securities convertible into Common Stock calculated on an as converted basis) equal to not more than 40% of the issued and outstanding Common Stock on the date hereof, at a price per share (calculated on an as converted basis) equal to not less than 80% of the fair market value of the Common Stock, calculated in accordance with the standards related to Rule 4350, on such terms and conditions as the Board of Directors deems appropriate; provided, however that such sale and issuance be completed in one or more tranches prior to the general meeting of the Shareholders next following the Meeting to be held on December 14, 2001 or any adjournment thereof."

INTEREST OF CERTAIN PERSONS AND OTHERS IN MATTERS TO BE ACTED UPON

Save and except the foregoing, or as disclosed elsewhere in this Proxy Statement and Information Circular, since August 1, 2000, being the commencement of the Company's last completed fiscal year, none of the following persons has any material interest, direct or indirect, in any transaction or proposed transaction which has materially affected or will materially affect the Company or any of its subsidiaries:

        (a)    any director or senior officer of the Company;

        (b)    any proposed nominee for election as a director of the Company;

        (c) any Shareholder holding, directly or indirectly, more than 10% of the voting rights attached to all the shares of the Company; and

        (d)    any associate or affiliate of any of the foregoing persons.

AVAILABLE DOCUMENTS

A copy of each of the following documents is available on request from the Corporate Secretary of the Company at the Company's principal executive office at #150 - 13151 Vanier Place, Richmond, British Columbia, Canada, V6V 2J1, telephone (604) 276-9884:

        (1) the Company's latest Annual Report on Form 10-KSB filed under the United States Securities Exchange Act of 1934 which report is also filed with the British Columbia Securities Commission and serves as an annual information form pursuant to British Columbia securities laws and policies;

        (2) the comparative financial statements of the Company for the Company's most recently completed fiscal year in respect of which such financial statements have been issued together with the accompanying report of the auditors and any interim financial statements of the Company required by law and issued subsequent to such comparative financial statements; and

        (3) the Information Circular of the Company dated as of October 27, 2000 in connection with the Annual and Extraordinary General Meeting of Shareholders held on December 5, 2000;

subject to (i) in the case of persons who are not securities holders of the Company, the payment of a reasonable charge and (ii) in any event, that the Company may require payment of a reasonable charge for exhibits to the annual Report on Form 10-KSB.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of this Proxy Statement and Information Circular have been approved and the mailing thereof to the Shareholders of the Company has been authorized by the Board of Directors of the Company.

ANNUAL REPORT

The Annual Report to the Shareholders of the Company for the fiscal year ended July 31, 2001, is being mailed to the Shareholders concurrently herewith, but such report is not incorporated into this Proxy Statement and Information Circular and is not deemed to be part of the proxy solicitation materials.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual and Extraordinary General Meeting of Shareholders that will come before the Meeting. Should any other matters arise requiring the vote of Shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgement of the person or persons voting the proxies.

SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

All proposals of Shareholders intended to be included in our proxy statement and form of proxy relating to our annual meeting of Shareholders for the year ending July 31, 2002 (the "2002 Annual Meeting") must be received by the Company no later than July 8, 2002 (assuming that the 2002 Annual Meeting is held on a date that is within 30 days from the anniversary date of our annual and special meeting of shareholders to be held on December 14, 2001). All such proposals must comply with the requirements of Regulation 14A of the Securities Exchange Act of 1934, as amended. Further, assuming that the Company is continued under the laws of the Yukon Territory, Shareholders should refer to section 138 of the Business Corporations Act (Yukon) which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of Shareholders.

If the Company does not proceed with the proposed continuance under the laws of the Yukon Territory, the Company and its Shareholders will remain subject to the requirements and limitations applicable to nominations and proposals at annual general meetings of Shareholders set forth in sections 147 and 156 of the Company Act (British Columbia).

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2002 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, notice of such proposal must be received by our company no later than June 10, 2002 (assuming that the 2002 Annual Meeting is held on a date that is within 30 days from the date of our annual and special meeting of shareholders to be held on December 14, 2001); otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies it solicits for the 2002 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company's principal offices at Suite #150, 13151 Vanier Place, Richmond, British Columbia, Canada V6V 2J1.

With respect to business to be brought before the 2001 Annual Meeting to be held on December 14, 2001, we have not received any notices from shareholders that we were required to include in this proxy statement.

Please return your proxy as soon as possible. Unless a quorum, consisting of at least one tenth of the outstanding shares entitled to vote, is represented at the meeting no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed envelope. Please act promptly to ensure that you will be represented at this important Meeting.

DATED at Richmond, British Columbia this 5th day of November, 2001.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ ROBERT V. RUDMAN
--------------------
ROBERT V. RUDMAN
PRESIDENT, CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   EXHIBIT "A"

                              SMARTIRE SYSTEMS INC.
                                 (the "Company")
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of a majority of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Company's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate internal controls and accounting, internal and financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.
In carrying out these responsibilities, the Audit Committee will:

- Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries as required.

- Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

- Review with the independent auditors, and the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

- Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

- Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

- Review accounting and financial human resources and succession planning within the Company.

- Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

- Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

- Review accounting practices and policies and any changes or proposed changes to such practices and policies to determine appropriateness, conformity to GAAP and compliance with the laws and regulations.

- Review drafts of all financial statements and management discussion and analysis section of all regulatory filings before submission to the Board.

- Review compliance with applicable laws, regulations and guidelines related to financial reporting.

                                   EXHIBIT "B"
YUKON                                                                  FORM 3-01
JUSTICE                                                  ARTICLES OF CONTINUANCE

                            BUSINESS CORPORATIONS ACT
                                  (SECTION 190)

--------------------------------------------------------------------------------
1.      Name of Corporation:

        SMARTIRE SYSTEMS INC.
--------------------------------------------------------------------------------
2. The classes and any maximum number of shares that the Corporation is authorized to issue:

        See attached Schedule "A".
--------------------------------------------------------------------------------
3.      Restrictions, if any, on share transfers:

        N/A
--------------------------------------------------------------------------------
4.      Number (or minimum or maximum number) of Directors:

        Minimum of three and a maximum of twenty.
--------------------------------------------------------------------------------
5.      Restrictions if any on businesses the Corporation may carry on:

        The Corporation is restricted from carrying on the business of a railway, steamship, air transport, canal, telegraph, telephone or irrigation company.
--------------------------------------------------------------------------------
6.      If change of name effected, previous name:

        Name change from TTC/Truck Tech Corp. to UniComm Signal Inc. effective April 13, 1995; Name change from UniComm Signal Inc. to SmarTire Systems Inc. effective December 24, 1997
--------------------------------------------------------------------------------
7.      Details of Incorporation:

        British Columbia, September 8, 1987, Incorporation Number 332869
--------------------------------------------------------------------------------
8.      Other provisions if any:

        (a) Shareholders meetings may be held in Vancouver or Richmond, British Columbia; and

        (b) The directors may, between annual meetings, appoint one or more additional directors of the Corporation, to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.
--------------------------------------------------------------------------------
9.       Date                    Signature                   Title

--------------------------------------------------------------------------------

                                  SCHEDULE "A"

                        TO THE ARTICLES OF CONTINUANCE OF

                              SMARTIRE SYSTEMS INC.

The Corporation is authorized to issue 200,000,000 common shares without par value and 100,000 Preferred Shares without par value, which have the following rights and conditions:

COMMON SHARES

The holders of the common shares shall be entitled:

(a) To vote at all meetings of shareholders of the Corporation except meetings at which only holders of a specified class of shares are entitled to vote;

(b) To receive, subject to the rights of the holders of another class of shares, any dividend declared by the Corporation; and

(c) To receive, subject to the rights of the holders of another class of shares, the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

PREFERRED SHARES ISSUABLE IN SERIES

The Preferred Shares of the Corporation shall have the rights and shall be subject to the restrictions, conditions and limitations as follows:

(a)     The Corporation may issue Preferred Shares in one or more series;

(b) The directors may by resolution authorize Articles of Amendment of the Corporation fixing the number of shares in, and determining the designation of the shares of, each series of Preferred Shares;

(c) The directors may by resolution authorize Articles of Amendment of the Corporation creating, defining and attaching special rights and restrictions to the shares of each series.

                                   EXHIBIT "C"

                                  BY-LAW NO. 1

                         A BY-LAW RELATING GENERALLY TO
                 THE TRANSACTION OF THE BUSINESS AND AFFAIRS OF

                              SMARTIRE SYSTEMS INC.

                                    CONTENTS

ONE        INTERPRETATION

TWO        BUSINESS OF THE CORPORATION

THREE      BORROWING AND SECURITY

FOUR       DIRECTORS

FIVE       COMMITTEES

SIX        OFFICERS

SEVEN      CONFLICT OF INTEREST AND PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

EIGHT      SHARES

NINE       DIVIDENDS AND RIGHTS

TEN        MEETINGS OF SHAREHOLDERS

ELEVEN     DIVISIONS AND DEPARTMENTS

TWELVE     INFORMATION AVAILABLE TO SHAREHOLDERS

THIRTEEN   NOTICES

FOURTEEN   EFFECTIVE DATE AND REPEAL

        BE IT ENACTED AS A BY-LAW OF

                              SMARTIRE SYSTEMS INC.

        (hereinafter called the "Corporation") as follows:

                                   SECTION ONE
                                 INTERPRETATION

1.01    Definitions

        In the by-laws of the Corporation, unless the context otherwise requires:

        "Act" means the Business Corporations Act of the Yukon Territory and any statute that may be substituted therefor, as from time to time amended;

        "appoint" includes "elect" and vise versa;

        "Articles" means the Articles of Continuance of the Corporation as from time to time amended or restated;

        "board" means the board of Directors of the Corporation;

        "by-laws" mean this by-law and all other by-laws of the Corporation from time to time in force and effect;

        "meeting of shareholders" includes an annual meeting of shareholders and a special meeting of shareholders;

        "special meeting of shareholders" includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders;

        "non-business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act Yukon Territory;

        "ordinary resolution" means a resolution passed by a majority of the votes cast by the shareholders who voted, either in person or by proxy, in respect of the resolution;

        "recorded address" means in the case of a shareholder his or her address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there is more than one; and in the case of a director, officer, auditor or member of a committee of the board, his or her latest address as recorded in the records of the Corporation;

        "signing officer" means, in relation to any instrument, any person authorized to sign the same on behalf of the Corporation by Clause 2.03 or by a resolution passed pursuant thereto.

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Save as aforesaid, words and expressions defined in the Act have the same meaning when used herein; and words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders, and words importing persons include individuals, bodies corporate, partnerships, trust and unincorporated organizations.


                                   SECTION TWO
                           BUSINESS OF THE CORPORATION


2.01    REGISTERED OFFICE, RECORDS OFFICE AND ADDRESS FOR SERVICE

        Until changed in accordance with the Act, the registered office of the Corporation, the designated records office (if separate from the registered office) of the Corporation and the post office box (if any) designated as the address for service upon the Corporation by mail shall initially be at the address or addresses in the Yukon Territory specified in the notice thereof filed with the Articles and thereafter as the board may from time to time determine.

2.02    FINANCIAL YEAR

        The financial year of the Corporation shall end on such date in each year as the board may from to time by resolution determine.

2.03    EXECUTION OF INSTRUMENTS

        Deeds, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by at least one person holding the office of chairman of the board, president, director, secretary or any other office created by by-laws or by resolution of the board. In addition, the board may from time to time direct the manner in which the person or persons by whom any particular instrument or class of instrument may or shall be signed. Any signing officer may affix the corporate seal to any instrument requiring the same.

2.04    BANKING ARRANGEMENTS

        The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe or authorize.

2.05    VOTING RIGHTS IN OTHER BODIES CORPORATE

        The signing officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition, the board, or failing the board, the signing officers of the Corporation, may from time to time

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direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.


                                  SECTION THREE
                             BORROWING AND SECURITY


3.01    BORROWING POWER

        Without limiting the borrowing powers of the Corporation as set forth in the Act, but subject to the Articles the board may from time to time on behalf of the Corporation, without authorization of the shareholders:

        (a) borrow money upon the credit of the Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

        (b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured, for such sums and at such prices as may be deemed expedient;

        (c) to the extent permitted by the Act, give a guarantee on behalf of the Corporation to secure performance of any past, present or future indebtedness, liability or obligation of the Corporation, present or future; and

        (d) delegate to a committee of the board, a director or an officer of the Corporation all or any of the powers conferred aforesaid or by the Act to such extent and in such manner as the directors may determine.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

                                  SECTION FOUR
                                    DIRECTORS

4.01    NUMBER OF DIRECTORS AND QUORUM

        Until changed in accordance with the Act, the board shall consist of not fewer than the minimum and not more than the maximum number of directors provided in the Articles. The number of directors shall be determined by ordinary resolution of the shareholders passed at the meeting of shareholders at which directors are to be elected; provided that the number of directors may not be less than the minimum number nor more than the maximum number of directors set out in the Articles. The quorum for the transaction of business at any meeting of the board shall consist of a majority of the directors.

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4.02    QUALIFICATION

        No person shall be qualified for election as a director if he or she is less than nineteen years of age; if he or she is a minor as defined in the Age of Majority Act (Yukon Territory); if he or she is a mentally disordered person as defined in the Mental Health Act (Yukon Territory); if he or she has been found to be a person of unsound mind by a court elsewhere than in the Yukon Territory; if he or she is not an individual; or if he or she has the status of a bankrupt. A director need not be a shareholder.

4.03    CONSENT TO ACT

               A person who is elected or appointed a director is not a director unless:

        (a) he or she was present at the meeting when he or she was elected or appointed and did not refuse to act as a director, or

        (b) if he or she was not present at the meeting when he or she was elected or appointed, he or she consented to act as director in writing before his or her election or appointment or within 10 days after it, or he or she has acted as a director pursuant to the election or appointment.

4.04    ELECTION AND TERM

        Subject to the Articles or a unanimous shareholder agreement and the Act, shareholders of the Corporation shall, by ordinary resolution at the first meeting of shareholders and at each succeeding annual meeting at which an election of directors is required, elect directors to hold office for a term expiring not later than the close of the next annual meeting of shareholders following the election. At each annual meeting of shareholders, all directors whose term of office has expired or then expires shall retire but, if qualified, shall be eligible for re-election. A director not elected for an expressly stated term ceases to hold office at the close of the first annual meeting of shareholders following his or her election. Notwithstanding the foregoing, if directors are not elected at a meeting of shareholders, the incumbent directors continue in office until their successors are elected. The number of directors to be elected at any such meeting shall be the number of directors whose term of office has expired or expires unless the directors or the shareholders otherwise determine. It is not necessary that all the directors elected at a meeting of shareholders hold office for the same term. If the Articles so provide, the directors may, between annual meetings of shareholders, appoint one or more additional directors of the Corporation to serve until the next annual meeting of shareholders, but the number of additional directors shall not at any time exceed one-third of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

4.05    REMOVAL OF DIRECTORS

        Subject to the provisions of the Act, the shareholders may by ordinary resolution passed at a special meeting remove any director or directors from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the directors.

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4.06    VACATION OF OFFICE

        A director ceases to hold office when: he or she dies; he or she is removed from office by the shareholders; he or she ceases to be qualified for election as a director; or his or her written resignation is sent or delivered to the Corporation; or if a time is specified in such resignation, at the time so specified, whichever is later.

4.07    VACANCIES

        Subject to the Act, a quorum of the board may fill a vacancy in the board. In the absence of a quorum of the board, the directors then in office shall forthwith call a special meeting of shareholders to fill the vacancy and if they fail to call such meeting or if there are no directors then in office, any shareholder may call the meeting.

4.08    ACTION BY THE BOARD

        The board shall manage the business and affairs of the Corporation. Subject to the Articles, the powers of the board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing signed by all the directors who would be entitled to vote on the resolution at a meeting of the board. Where there is a vacancy in the board, a quorum of directors may exercise all the powers of the board.

4.09    MEETING BY TELEPHONE

        A director may participate in a meeting of the board or of a committee of the board by means of telephone or other communications facilities that permit all persons participating in the meeting to hear each other, and a director participating in a meeting by those means is deemed to be present at the meeting.

4.10    CALLING OF MEETINGS

        (1) Unless all directors waive their right to notice or otherwise agree, the secretary or a director will give not less than twenty-four hours notice of any meeting of Directors. Any director may requisition a meeting of Directors by giving notice. In addition to notices sent out pursuant to Clause 13.01 herein, notice may be delivered to a director at his or her usual business address during normal business hours (in which case, such notice will be deemed to have been received upon delivery), or by e-mail to an e-mail address given by the Director to the Company.

        (2) A Notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting, except where the Act requires such purpose or business to be specified including any proposal to:

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        (a)    submit to the shareholders any question or matter requiring approval of the shareholders;

        (b)    fill a vacancy among the directors or in the office of auditor;

        (c)    issue securities;

        (d)    declare dividends;

        (e)    purchase, redeem or otherwise acquire shares of the corporation;

        (f)    pay a commission for the sale of shares of the Corporation;

        (g)    approve a management proxy circular;

        (h)    approve any annual financial statements; or

        (i)    adopt, amend or repeal by-laws.

        (3) A director may in any manner waive notice of or otherwise consent to the meeting of the board; and attendance of a director at a meeting of directors is a waiver of notice of the meeting, except when a director attends a meeting for the express purpose of objecting to the transaction of business on the grounds that the meeting is not lawfully called.

4.11    FIRST MEETING OF NEW BOARD

        Provided a quorum of directors is present, the board may without notice hold a meeting immediately following an annual meeting of shareholders.

4.12    ADJOURNED MEETING

        Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.13    REGULAR MEETING

        The board may from time to time appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named. A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, or forthwith after such director's appointment, whichever is later, but no other notice shall be required for any such regular meeting except where the Act or this by-law requires the purpose thereof or the business to be transacted thereat to be specified.

4.14    CHAIRMAN

        The Chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting: chairman of the board or president. If no such officer is present, the directors present shall choose one of their number to be chairman.

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4.15    VOTES TO GOVERN

        At all meetings of the board every question shall be decided by a majority of the votes cast on the question. In case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote.

4.16    REMUNERATION AND EXPENSES

        The directors shall be paid such remuneration for their services as the board may from time to time determine. The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.


                                  SECTION FIVE
                                   COMMITTEES


5.01    COMMITTEE OF DIRECTORS

        The board may appoint a committee of directors, however designated, and delegate to such committee any of the powers of the board except those which, under the Act, a committee of directors has no authority to exercise.

5.02    TRANSACTION OF BUSINESS

        The powers of a committee of directors may be exercised by meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on the resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada.

5.03    PROCEDURE

        Unless otherwise determined by the board, each committee shall have the power to fix its quorum, to elect its chairman and to regulate its procedure.


                                   SECTION SIX
                                    OFFICERS


6.01    APPOINTMENT

        Subject to the Articles the board may from time to time appoint a president, a secretary and such other officer or officers as the board may determine, including one or more assistants to any of the officers so appointed. The chairman of the board and the president are required to be directors. One person may hold more than one office. The board may specify the duties of, and, in accordance with this by-law and subject to the Act, delegate powers to manage the business and affairs of the Corporation to such officers.

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6.02    CHAIRMAN OF THE BOARD

        The chairman of the board, if any, or in his or her absence, the president, shall preside as chairman at every meeting of the directors, or if there is no chairman of the board or neither the chairman of the board nor the president is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman or, if the chairman of the board if any, and the president have advised the secretary that they will not be present at the meeting, the directors present shall choose one of their number to be chairman of the meeting.

6.03    PRESIDENT

        If appointed, the president shall be the chief operating officer and, subject to the authority of the board, shall have general supervision of the business of the Corporation; and he or she shall, subject to the Act have such other powers and duties as the board may specify.

6.04    SECRETARY

        The secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose in minutes of all proceedings there at; he or she shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board; he or she shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he or she shall, subject to the Act, have such other powers and duties as the board or the chief executive officer may specify.

6.05    POWERS AND DUTIES OF OTHER OFFICERS

        The powers and duties of all other officers shall, subject to the Act, be such as the terms of their engagement shall for or as the board or (except for those powers and duties are specified only by the board) the chief executive officer may specify. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

6.06    VARIATION OF POWERS AND DUTIES

        The board and (except as aforesaid) the chief executive officer may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.

6.07    TERM OF OFFICE

        The board, in its discretion, may remove any officer of the Corporation, without prejudice to such officer's rights under any employment contract. Otherwise each officer appointed by the board shall hold office until his or her successor is appointed or until his or her earlier resignation.

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6.08    TERMS OF EMPLOYMENT AND REMUNERATION

        The terms of employment and the remuneration of officers appointed by the board shall be settled by the board from time to time.

6.09    AGENTS AND ATTORNEYS

        The board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers of management or otherwise (including the power to subdelegate) as may be thought fit.

6.10    FIDELITY BONDS

        The board may require such officers, employees and agents of the Corporation as the board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the board may from time to time determine.


                                  SECTION SEVEN
                       CONFLICT OF INTEREST AND PROTECTION
                        OF DIRECTORS, OFFICERS AND OTHERS


7.01    CONFLICT OF INTEREST

        A director or officer who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose the nature and extent of his or her interest at the time and in the manner provided by the Act. Any such contract or proposed contract shall be referred to the board or shareholders for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the board or shareholders, and a director whose interest in a contract is so referred to the board shall not vote on any resolution to approve the same except as provided by the Act.

7.02    LIMITATION OF LIABILITY

        Subject to the Act, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for the joining in any receipt or act for conformity, or for any loss or damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the money of or belonging to the Corporation shall be placed or invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or corporation including any person, firm or corporation with whom or with which any moneys, securities or effects shall be lodged or deposited, or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealing with any moneys, securities or other assets of or belonging to the Corporation or for any other loss, damage or misfortune whatsoever which may happen in the execution of the duties of his or her respective office or trust or in relation thereto unless the same shall happen by or through his or her failure to exercise the powers and to discharge the duties of his or her office honestly and in good faith with a view

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to the best interest of the Corporation and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

7.03    INDEMNITY

        Subject to the Act, the Corporation shall indemnify a director or officer, a former director or officer, and a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his or her heirs and legal representatives, against all costs, charges and expenses, including any amount paid to settle an action or satisfy a judgement, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he or she is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if:

        (a) he or she acted honestly and in good faith with a view to the best interests of the Corporation; and

        (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he or she had reasonable grounds for believing his or her conduct was lawful.

7.04    INSURANCE

        The Corporation may, subject to and in accordance with the Act, purchase and maintain insurance for the benefit of any director or officer as such against any liability incurred by him.


                                  SECTION EIGHT
                                     SHARES


8.01    ALLOTMENT

        Subject to the Articles the board may from time to time allot, or grant options to purchase, and issue the whole or any part of the authorized and unissued shares of the Corporation at such time and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act.

8.02    COMMISSIONS

        The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his or her purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchaser(s) for such shares.

8.03    SECURITIES REGISTER

        The Corporation shall maintain a securities register in which it records the securities issued by it in registered form, showing with respect to each class or series of securities:

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        (a)    the names, alphabetically arranged, and the latest known address of each person who is or has been a security holder,

        (b)    the number of securities held by each security holder, and

        (c) the date and particulars of the issue and transfer of each security.

8.04    TRANSFER AGENTS AND REGISTRARS

        The board may from time to time appoint one or more trust companies as its agent or agents to maintain the central securities register or registers, and an agent or agents to maintain branch securities registers. Such a person may be designated as transfer agent or registrar according to his or her functions and one person may be appointed both registrar and transfer agent. The board may at any time terminate any such appointment.

8.05    REGISTRATION OF TRANSFER

        Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his or her attorney or successor duly appointed, together with such reasonable assurances or evidence of signature, identification and authority to transfer as the board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the board, upon compliance with such restrictions on transfer as are authorized by the Articles and upon satisfaction of any lien referred to in Clause 8.11.

8.06    NON-RECOGNITION OF TRUSTS

        Subject to the provisions of the Act, the Corporation may treat as the absolute owner of a share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

8.07    SHARE CERTIFICATES

        Every holder of one or more shares of the Corporation shall be entitled, at his or her option, to a share certificate, or to a non-transferable written acknowledgement of his or her right to obtain a share certificate, stating the name of the person to whom the certificate or acknowledgement was issued, and the number and class or series of shares held by him as shown on the securities register. Share certificates and acknowledgments of a shareholder's right to a share certificate, shall subject to the Act, be in such form as the board shall from time to time approve. Any share certificate shall be signed in accordance with Clause 2.03 and need not be under the corporate seal; provided that, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one other signing officers or, in the case of share certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signatures of both signing officers, may be printed or mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose

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signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signatures appears thereon no longer holds office at the date of issue of the certificate.

8.08    REPLACEMENT OF SHARE CERTIFICATE

        The board or any officer or agent designated by the board may in its or his or her discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken on payment of a reasonable fee, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

8.09    JOINT SHAREHOLDERS

        If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such person may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.10    DECEASED SHAREHOLDER

        In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

8.11    LIEN FOR INDEBTEDNESS

        If the Articles provide that the Corporation has a lien on shares registered in the name of a shareholder or his or her legal representative for a debt of that shareholder to the Corporation, such lien may be enforced, subject to the Act and to any other provision of the Articles by the sale of the shares thereby affected or by any other action, suit, remedy or proceeding authorized or permitted by law or by equity and, pending such enforcement, the Corporation may refuse to register a transfer of the whole or any part of such shares.


                                  SECTION NINE
                              DIVIDENDS AND RIGHTS


9.01    DIVIDENDS

        Subject to the provisions of the Act, the board may from time to time declare dividends payable to the shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

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9.02    DIVIDEND CHEQUES

        A dividend payable in cash shall be paid by cheque drawn on the Corporation's banks or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his or her recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.03    NON-RECEIPT OF CHEQUES

        In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement or expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or any particular case.

9.04    RECORD DATE FOR DIVIDENDS AND RIGHTS

        The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to receive the right to subscribe for such securities, provided that if the Corporation is a distributing corporation, notice of any such record date is given, not less than seven days before such record date, in the manner provided in the Act. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to receive the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

9.05    UNCLAIMED DIVIDENDS

        Any dividend unclaimed after a period of six years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.


                                   SECTION TEN
                             MEETING OF SHAREHOLDERS


10.01   ANNUAL MEETINGS

        Subject to the Act, the annual meeting of shareholders shall be held at such time in each year as the board may from time to time determine, for the purpose of consideration of the financial statements and reports required by the Act to be placed before the annual meeting, electing directors if required, appointing auditors if required and transacting such other business as may properly be brought before the meeting.

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                                     - 14 -



10.02   SPECIAL MEETINGS

        The board shall have power to call a special meeting of shareholders at any time.

10.03   PLACE OF MEETINGS

        Subject to the Articles of the Corporation, meetings of the shareholders shall be held at that place determined by the directors.

10.04   NOTICE OF MEETINGS

        Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Clause 13.01 not less than 21 nor more than 50 days before the date of the meeting to each director, to the auditor and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of directors and re-appointment of incumbent auditor shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgement thereon and shall state the text of any special resolution to be submitted to the meeting. A shareholder may in any manner waive notice of or otherwise consent to a meeting of shareholders.

10.05   RECORD DATE FOR NOTICE

        The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 21 days, a record date for the determination of the shareholders entitled to notice of meeting, provided that if the Corporation is a distributing corporation notice of any such record date shall be given not less than seven days before such record date in the manner provided in the Act. If no such record date is so fixed, the record date for the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is sent or, if no notice is sent, shall be the day on which the meeting is held.

10.06   LIST OF SHAREHOLDERS ENTITLED TO NOTICE

        (1) The Corporation shall prepare a list of shareholders entitled to receive notice of a meeting, arranged in alphabetical order and showing the number and class of shares held by each shareholder,

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                                     - 15 -


        (a)    if a record date with respect to such meeting is fixed under
               Section 10.05, not later than ten days after that date; or

        (b)    if no record date with respect to such meeting is so fixed,

               (i) at the close of business on the day immediately preceding the day on which notice is given, or,

               (ii) where no notice is given, the day on which such meeting is held.

        (2) A shareholder may examine any list of shareholders prepared under subsection (1) of this Section

        (a) during usual business hours at the registered office of the Corporation or at the place where its central securities register is maintained; and

        (b)    at the meeting of shareholders to which the list relates.

10.07   MEETINGS WITHOUT NOTICE

        A meeting of shareholders may be held without notice at any time and place permitted by the Act:

        (a) if all shareholders entitled to vote thereat are present in person or represented or if those not present or represented waive notice of or otherwise consent to such meeting being held, and

        (b) if the auditors and the directors are present or waive notice of or otherwise consent to such meeting being held;

so long as such shareholders, auditors or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called. At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact. If the meeting is held at a place outside the Yukon Territory, shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.08   CHAIRMAN AND SECRETARY

        (1) The chairman of the board or, in his or her absence, the president of the Company, will preside as chairman at every meeting of shareholders.

        (2) If, at any meeting:

        (a)    there is no chairman or president;

        (b) the chairman or president is not present within fifteen minutes after the time appointed for holding the meeting; or

        (c)    the chairman or president is unwilling to act as chairman,

the shareholders present may choose a chairman for the meeting.

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                                     - 16 -



        (3) If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting.

10.09   PERSONS ENTITLED TO PRESENT

        The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles or by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with consent of the meeting.

10.10   QUORUM

        Shareholders personally present or represented by proxy, being not less than two (or, if the Corporation has only one shareholder, one), and who hold or represent by proxy in the aggregate not less than one-twentieth of the issued capital of the Corporation entitled to vote, constitute a quorum for the transaction of business at any meeting of shareholders. If a quorum is present at the opening of any meeting of shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. If a quorum is not present at the opening of any meeting of shareholders, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business until a quorum is present.

10.11   RIGHT TO VOTE

        Every person named in the list referred to in Clause 10.06 shall be entitled to vote the shares shown thereon opposite his or her name at the meeting to which such list relates, except to the extent that:

        (a) where the Corporation has fixed a record date in respect of such meeting, such person has transferred any of his or her shares after such record date or, where the Corporation has not fixed a record date in respect of such meeting, such person has transferred any of his or her shares after the date on which such list is prepared, and

        (b) the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he or she owns such shares, has demanded not later than 10 days before the meeting that his or her name be included in such list.

In any such excepted case the transferee shall be entitled to vote the transferred shares at such meeting. If the Corporation is not required to prepare a list under Clause 10.06, subject to the provisions of the Act and this by-law as to proxies and representatives, at any meeting of shareholders every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

10.12   PROXIES AND REPRESENTATIVES

        Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, who need not be shareholders, to

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                                     - 17 -


attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the shareholder or his or her attorney and shall conform with the requirements of the Act. Alternately, every such shareholder which is a body corporate or association may authorize by resolution of its directors or governing body an individual, who need not be a shareholder, to represent it at a meeting of shareholders and such individual may exercise on the shareholders behalf all the powers it could exercise if it were an individual shareholder. The authority of such an individual shall be established by depositing with the Corporation a certified copy of such resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chairman of the meeting.

10.13   TIME FOR DEPOSIT OF PROXIES

        The board may specify in a notice calling a meeting of shareholders a time, preceding, the time of such meeting or an adjournment thereof by not more than 48 hours exclusive of non-business days, before which proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

10.14   JOINT SHAREHOLDERS

        If two or more persons hold shares jointly, any one of them present in person or represented at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented and vote, they shall vote as one on the shares jointly held by them.

10.15   VOTES TO GOVERN

        At any meeting of shareholders every question shall, unless otherwise required by the Articles or by-laws, be determined by the majority of the votes cast on the question. In the case of an equality of votes either upon show of hands or upon a poll, the chairman of the meeting shall not be entitled to a second or casting vote.

10.16   SHOW OF HANDS

        Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima faci evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

10.17   BALLOTS

        On any question proposed for consideration at a meeting of shareholders, any shareholder or proxyholder entitled to vote at the meeting may require or demand a ballot, either before or on the declaration of the result of any vote by show of hands. A ballot so required or demanded shall be taken in such manner as the chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled, in respect of the shares which he or she is entitled to vote at a meeting upon the question, to that number of votes provided by the Act or the Articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

10.18   ADMISSION OR REJECTION OF A VOTE

        In case of any dispute as to the admission or rejection of a vote, the chairman shall determine the same and such determination made in good faith shall be final and conclusive.

10.19   ADJOURNMENT

        If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the time of an adjournment. If a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

10.20   RESOLUTION IN WRITING

        A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of shareholders.

10.21   ONLY ONE SHAREHOLDER

        Where the Corporation has only one shareholder, or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.


                                 SECTION ELEVEN
                            DIVISIONS AND DEPARTMENTS


11.01   CREATION AND CONSOLIDATION OF DIVISIONS

        The board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the board may consider appropriate in each case. The board may also cause the business and operations of any such division to be further divided into sub-units to be consolidated upon such basis as the board may consider appropriate in each case.

11.02   NAME OF DIVISION

        Subject to law, any division or its sub-units may be designated by such name as the board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name, Any such contract, cheque or document shall be binding upon the Corporation as if it has been entered into or signed in the name of the Corporation.

11.03   OFFICERS OF DIVISION

        From time to time the board or, if authorized by the board, the chief executive officer, may appoint one or more officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The board or, if authorized by the board, the chief executive officer, may remove at its or his or her pleasure any officer so appointed without prejudice to such officer's rights under any employment contract. Officers of divisions or their sub-units shall not, as such, be officer of the Corporation.


                                 SECTION TWELVE
                      INFORMATION AVAILABLE TO SHAREHOLDERS


12.01 Except as provided by the Act, no shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which in the opinion of the directors would be inexpedient in the interests of the Corporation to communicate to the public.

12.02 The Directors, may, from time to time, subject to the rights conferred by the Act, determine whether and to what extent and at what time and place and under what circumstances or regulations the documents, books and registers and accounting records of the Corporation or any of them shall be open to inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting records of the Corporation except as conferred by statute or authorized by the board of Directors or by a resolution of the shareholders.


                                SECTION THIRTEEN
                                     NOTICES


13.01   METHOD OF GIVING NOTICES

        Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the Articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his or her recorded address or if mailed to him at his or her recorded address by prepaid ordinary or air mail or if sent to him at his or her recorded address by any means of prepaid transmitted or recorded communication including facsimile transmission. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

13.02   NOTICE TO JOINT SHAREHOLDERS

        If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice to one of such persons shall be sufficient notice to all of them.

13.03   COMPUTATION OF TIME

        In computing the date when notice must be given under any provision requiring a specified number of days' notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event shall be included.

13.04   UNDELIVERED NOTICES

        If notices given to a shareholder pursuant to Clause 13.01 are returned on three consecutive occasions because he or she cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he or she informs the Corporation in writing of his or her new address.

13.05   OMISSIONS AND ERRORS

        The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at the meeting held pursuant to such notice or otherwise founded thereon.

13.06   PERSONS ENTITLED BY DEATH OR OPERATION OF LAW

        Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he or she derives his or her title to such share prior to his or her name and address being entered on the securities register (whether such notice was given before or after happening of the event upon which he or she became so entitled) and prior to his or her furnishing to the Corporation the proof of authority or evidence of his or her entitlement prescribed by the Act.

13.07   WAIVER OF NOTICE

        Any shareholder (or his or her duly appointed proxyholder), director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the Articles, the by-laws or otherwise and such waiver or abridgment shall cure any default in the giving or in the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver or notice of a meeting of shareholders or of the board which may be given in any manner.

                                SECTION FOURTEEN
                            EFFECTIVE DATE AND REPEAL


14.01   EFFECTIVE DATE

        This by-law shall come into force when made by the board in accordance with the Act.

14.02   REPEAL

        All previous by-laws of the Corporation are repealed as of the coming into force of this by-law. Such repeal shall not affect the previous operation of any by-law so repealed or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under, or the validity of any contract or agreement made pursuant to, or the validity of any Articles (as defined in the Act) or predecessor charter documents of the Corporation obtained pursuant to, any such by-law prior to its repeal. All officers and persons acting under any such by-law so repealed shall continue to act as if appointed under the provisions of this by-law and all resolutions of the shareholders or the board or a committee of the board with continuing effect passed under any repealed by-law shall continue to be good and valid except to the extent inconsistent with this by-law and until amended or repealed.

MADE BY the board the ______ day of _________________, 2001.


-------------------------------------
ROBERT RUDMAN,
President, Chairman, Chief Executive Officer and a Director


CONFIRMED by the shareholders in accordance with the Act the ______ day of ___________, 2001.


-------------------------------------
KEVIN CARLSON,
Chief Financial Officer, Managing Director, Corporate Secretary and a Director